UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                February 23, 2015

OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10945 (Commission File Number)	95-2628227 (IRS Employer Identification No.)

11911 FM 529 Houston, TX (Address of principal executive offices)	77041 (Zip Code)

Registrant's telephone number, including area code: (713) 329-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

On February 25, 2015, Marvin J. Migura, our Executive Vice President, will deliver a presentation at the Credit Suisse 20th Annual Energy Summit in Vail, CO. Interested parties may view the handout for the presentation by using the Investor Relations link at Oceaneering's website, www.oceaneering.com, beginning on February 23, 2015 at approximately 4:00 p.m. Central Standard Time.
The handout includes a reconciliation of the non-GAAP term EBITDA used therein.
The information furnished pursuant to this Item 7.01 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Please note that certain information contained in the handouts and presentation are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 and are subject to the "Safe Harbor" provisions of those statutes. Forward-looking statements are generally accompanied by words such as "estimate," "project," "predict," "believe," "expect," "anticipate," "plan," "guidance," "forecast," "budget," "goal" or other words that convey the uncertainty of future events or outcomes. Among other items, the forward-looking statements in the handouts for the presentation and accompanying prepared statements include statements regarding:

•
Our belief that we are faced with a slowdown in deepwater activity, attributable to the significant decline in the price of Brent crude oil since the middle of last year, and the growing prospect this depressed oil price environment could be prolonged;

•
Our belief that while work on most deepwater projects already approved and underway is likely to continue, the urgency to start new projects is in question until the commodity price environment stabilizes and improves;

•	Our expectations that our 2015 earnings per share will be in the range of $3.10 to $3.50, including:

•	our assumption that the pending acquisition of C & C Technologies, Inc. ("C&C" closes as scheduled and has the anticipated affect on our results;

•	our estimate of the impact of right-sizing and cost initiatives we have underway; and

•	our intent to take further measures if demand falls short of our expected levels;

•	Our anticipation that in 2015 there will be lower demand and pricing for many of the products and services we offer;

•	Our projection that all of our oilfield service segments, principally ROVs and Subsea Products, will have lower operating income in 2015 than in 2014;

•	The major considerations for our earnings outlook for 2015 compared to 2014, for our oilfield business operations including the following:

•	ROVs on lower service demand to support drilling and vessel-based projects, and reduced average pricing:

◦	our expectation of less fleet days on hire and lower utilization;

◦	our expectation of no material change in overall fleet size;

▪
Subsea Projects on the expectation that our short cycle businesses, such as tooling, will experience lower demand and our expectation of lower demand to support field abandonment projects and BOP control system replacements. Based on our backlog and forecasted bookings, we expect umbilical revenues to be flat;

▪
Subsea Projects on lower vessel pricing in the Gulf of Mexico and reduced use of a third dynamically positioned vessel by BP on their Angola project, including our expectation that the Bourbon Evolution 803 will be released by BP at the end of April, with the operating income decline in Subsea Projects mitigated by:

◦	our acquisition of C&C during the last three quarters of the year, and

◦	our data solutions group, including our acquisition of AIRSYS in 2014;

▪	Asset Integrity on a lower level of activity as a result of planned maintenance deferrals by our customers and generally lower pricing;

•	Our expectation that our overall operating margin in 2015 will be down over 200 basis points compared to 2014, and that our effective tax rate will be about the same;

•
Our belief that our acquisition of C&C, which is expected to be completed in April of this year for approximately $230 million, is a unique opportunity to strategically expand our service line capabilities and underwater service offerings;

•	Our anticipation that C&C will be accretive to our 2015 earnings and our plan to include its results in our Subsea Projects segment;

•
Our expectation that, in spite of current and anticipated market conditions, our liquidity and projected cash flow will provide us with ample resources to continue investing in Oceaneering’s future and returning capital to our shareholders;

•	Our anticipation that we will generate at least $725 million of EBITDA in 2015;

•	Our expectation that we will reduce our 2015 organic Capex to between $200 million and $250 million, down from $387 million in 2014, largely on lower ROV spending;

•	Our anticipation that the number of acquisition opportunities that come to market may escalate in a lower oil price environment and that we are financially positioned to make additional investments;

•	Our intent to continue to pursue acquisitions that augment our service and product offerings or add technologies;

•	Our intent to reevaluate our quarterly cash dividend payment annually during the 2nd quarter of each year;

•	Our intent to continue our practice of announcing share repurchases only after they occur;

•	Our belief that we are equipped to supply a wide range of the services and products required to support the safe deepwater efforts of our customers;

•
Our belief that our commanding competitive position, technology leadership, and strong balance sheet and cash flow enable us to continue investing in the company’s future as opportunities arise and returning capital to our shareholders and our intent to do so;

•	Our belief that our strategy to focus on providing services and products that facilitate deepwater exploration and development remains sound;

•
Our expectation that deepwater will continue to play a critical role in global oil supply growth despite its large capital commitments, technical challenges, and the current commodity price environment;

•	Our anticipation that demand for our deepwater services and products will rebound and rise over time, and believe our long-term business prospects remain promising; and

•	Our projected EBITDA low and high estimates for 2015 and the other projected amounts shown in the EBITDA Reconciliation to Net Income in the Supplemental Financial Information.

These forward-looking statements are based on our current information and expectations that involve a number of risks, uncertainties, and assumptions. Among the factors that could cause the actual results to differ materially from those indicated in the forward-looking statements are:

•	worldwide demand for oil and gas;

•	general economic and business conditions and industry trends;

•	delays in deliveries of deepwater drilling rigs;

•	delays in deepwater development activities;

•	the ability of the Organization of Petroleum Exporting Countries, or OPEC, to set and maintain production levels;

•	the level of production by non-OPEC countries;

•	the ability of oil and gas companies to generate funds for capital expenditures;

•	domestic and foreign tax policy;

•	laws and governmental regulations that restrict exploration and development of oil and gas in various offshore jurisdictions;

•	technological changes;

•	the political environment of oil-producing regions;

•	the price and availability of alternative fuels; and

•	overall economic conditions.

Should one or more of these risks or uncertainties materialize, or should the assumptions underlying the forward-looking statements prove incorrect, actual outcomes could vary materially from those indicated. For additional information regarding these and other factors that could cause our actual results to differ materially from those expressed in our forward-looking statements, see our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2014.

Except as required by applicable law, we do not undertake any obligation to update or revise any of our forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

Date:	February 23, 2015	By:	/S/ ROBERT P. MINGOIA
Robert P. Mingoia
Vice President and Treasurer